Exhibit 99.1

Clinton, NJ -- Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.5 million, or $0.93 per diluted share, for the quarter ended June 30, 2024, compared to net income of $9.6 million, or $0.93 per diluted share for the quarter ended March 31, 2024. This represents a 1.4% decrease in net income and no change in net income per diluted share.  For the six months ended June 30, 2024, Unity Bancorp reported net income of $19.0 million, or $1.86 per diluted share, compared to net income of $20.0 million, or $1.91 per diluted share, for the six months ended June 30, 2023. This represents a 4.7% decrease in net income and a 2.6% decrease in net income per diluted share.

Second Quarter Earnings Highlights

●	Net interest income, the primary driver of earnings, was $23.4 million for the quarter ended June 30, 2024, a decrease of $0.4 million, as compared to $23.8 million for the quarter ended March 31, 2024. Net interest margin (“NIM”) decreased 8 basis points to 4.01% for the quarter ended June 30, 2024, compared to the quarter ended March 31, 2024. The decrease was primarily due to the cost of interest-bearing liabilities increasing faster than the yield of interest-earning assets.
●	The provision for credit losses on loans was $0.3 million for the quarter ended June 30, 2024, compared to $0.6 million for the quarter ended March 31, 2024. The provision in the current quarter was primarily driven by increases in the specific reserve.
●	Provision for credit losses on Available For Sale (“AFS”) debt securities was $0.6 million for the quarter ended June 30, 2024, as compared to no provision for the prior quarter. The impairment was entirely attributable to the same corporate debt security for which a partial provision was taken in the fourth quarter of 2023. The Company owns $5 million in par of this position and moved the position into non-accrual status during the three months ending June 30, 2024. The net carrying value of the position was $3.1 million as of June 30, 2024.
●	Noninterest income was $2.0 million for the quarter ended June 30, 2024, compared to $1.7 million for the quarter ended March 31, 2024. The $0.3 million increase was primarily due to increased BOLI income, other income and gain on sale of SBA loans. Other income is primarily comprised of interchange & wire fee revenues. The Bank sold $3.9 million of SBA loans during the quarter ended June 30, 2024, compared to $2.4 million during the quarter ended March 31, 2024.
●	Noninterest expense was $12.0 million for the quarter ended June 30, 2024, compared to $12.1 million for the quarter ended March 31, 2024. The decrease was primarily driven by lower compensation and benefit expenses, partially offset by increased furniture & equipment expense.
●	The effective tax rate was 24.7% for the quarter ended June 30, 2024, compared to 25.0% for the quarter ending March 31, 2024.

Balance Sheet Highlights

●	Total gross loans decreased $1.5 million, or 0.1%, from December 31, 2023, primarily due to decreases in the residential construction and residential mortgage categories. These decreases were partially offset by increases in the commercial loan category.
●	As of June 30, 2024, the allowance for credit losses as a percentage of gross loans was 1.20%.
●	Total deposits increased $86.7 million, or 4.5%, from December 31, 2023. As of June 30, 2024, 18.3% of total deposits were uninsured or uncollateralized. The Company’s deposit composition as of June 30, 2024, consisted of 21.0% in noninterest bearing demand deposits, 15.0% in interest-bearing demand deposits, 27.5% in savings deposits, and 36.5% in time deposits.
●	As of June 30, 2024, the loan to deposit ratio was 107.9%, representing a continued reduction from 112.9% as of December 31, 2023. Because the Company is in compliance with its 110% threshold, management plans to expand lending initiatives to non-owner occupied borrowers.
●	As of June 30, 2024, investments comprised 5.6% of total assets. Available for sale debt securities (“AFS”) were $99.1 million or 3.8% of total assets. Held to maturity (“HTM”) debt securities were $36.2 million or 1.4% of total assets. As of June 30, 2024, pre-tax net unrealized losses on AFS and HTM were $4.7 million and $7.2 million, respectively. These pre-tax unrealized losses represent approximately 4.2% of the Company’s Tier 1 capital. Equity securities were $9.9 million or 0.4% of total assets as of June 30, 2024.
●	Borrowed funds decreased $81.6 million from December 31, 2023. Borrowed funds were entirely comprised of borrowings from the FHLB.
●	Shareholders’ equity was $273.4 million as of June 30, 2024, compared to $261.4 million as of December 31, 2023. The $12.0 million increase was primarily driven by 2024 earnings, partially offset by share repurchases and dividend payments. In the first half of 2024, Unity Bancorp repurchased 218,768 shares for approximately $5.9 million, or a weighted average price of $27.04 per share. For the three months ended June 30, 2024, Unity Bancorp repurchased 68,771 shares for approximately $1.8 million, or a weighted average price of $26.77 per share.
●	Book value per common share was $27.41 as of June 30, 2024, compared to $25.98 as of December 31, 2023. This increase primarily reflects earnings offset by dividend payouts and share repurchases.
●	Below is a summary of the Company’s regulatory capital ratios:
o	The Leverage Ratio increased 53 basis points to 11.67% at June 30, 2024, compared to 11.14% at December 31, 2023.

o	The Common Equity Tier 1 Capital Ratio increased 61 basis points to 13.31% at June 30, 2024, compared to 12.70% at December 31, 2023.
o	The Tier 1 Capital Ratio increased 62 basis points to 13.80% at June 30, 2024, compared to 13.18% at December 31, 2023.
o	The Total Capital Ratio increased 62 basis points, to 15.05% at June 30, 2024, compared to 14.43% at December 31, 2023.
●	At June 30, 2024, the Company held $197.4 million of cash and cash equivalents. Further, the Company maintained approximately $610.5 million of funding available from various funding sources, including the FHLB, FRB Discount Window and other lines of credit. Additionally, the Company has the ability to pledge additional securities to further increase borrowing capacity. Total available funding plus cash on hand represented 219.3% of uninsured or uncollateralized deposits.
●	As of June 30, 2024, nonperforming assets were $15.2 million, compared to $19.2 million as of December 31, 2023 and $16.9 million as of March 31, 2024. The Company diligently reviews nonperforming assets and potential problem credits, taking proactive measures to promptly address and resolve any issues. As of June 30, 2024, nonperforming assets included $3.1 million related to debt securities available for sale. There were no nonperforming debt securities available for sale as of December 31, 2023 or March 31, 2024. The ratio of nonperforming loans to total loans was 0.56% as of June 30, 2024. The ratio of nonperforming assets to total assets was 0.58% as of June 30, 2024.

Other Highlights

❖	In Q2 2024, Unity Bank actively assisted certain customers with their application to participate in the FHLBNY’s 2024 Affordable Housing Program (“AHP”). The FHLBNY AHP program awards grants to members and project sponsors who are planning to purchase, rehabilitate, or construct affordable homes or apartments.

❖	In Q2 2024, Unity Bank introduced deposit account promotions specifically tailored to business checking and savings accounts.

❖	In Q2 2024, Unity Bank’s Marketing Director, Crystal Stoneback Rose, was selected as a Lehigh Valley Business Woman of Influence. This recognition highlights Crystal’s professional experience, community involvement and commitment to mentoring others.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.6 billion in assets and $2.0 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its robust branch network located in Bergen, Hunterdon, Middlesex, Morris, Ocean, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

				June 30, 2024 vs.
				March 31, 2024	June 30, 2023
(In thousands, except percentages and per share amounts)	June 30, 2024	March 31, 2024	June 30, 2023%		%
BALANCE SHEET DATA
Total assets	$2,597,707	$2,568,088	$2,552,301	1.2%	1.8%
Total deposits	2,010,831	1,961,270	1,849,528	2.5	8.7
Total gross loans	2,170,535	2,174,457	2,167,367	(0.2)	0.1
Total securities	145,187	138,702	137,061	4.7	5.9
Total shareholders' equity	273,395	266,761	244,073	2.5	12.0
Allowance for credit losses	26,107	26,080	25,988	0.1	0.5

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$12,552	$12,784	$13,109	(1.8)	(4.2)
Provision for income taxes	3,098	3,198	3,409	(3.1)	(9.1)
Net income	$9,454	$9,586	$9,700	(1.4)	(2.5)

Net income per common share - Basic	$0.94	$0.95	$0.96	(1.1)	(2.1)
Net income per common share - Diluted	0.93	0.93	0.95	-	(2.1)

PERFORMANCE RATIOS - QUARTER TO DATE (annualized)
Return on average assets	1.56%	1.58%	1.60%
Return on average equity	14.07	14.49	16.19
Efficiency ratio**	47.10	47.57	45.87
Cost of funds	2.73	2.64	2.19
Net interest margin	4.01	4.09	4.04
Noninterest expense to average assets	1.98	2.00	1.95

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$25,336		$26,901		(5.8)
Provision for income taxes	6,296		6,914		(8.9)
Net income	$19,040		$19,987		(4.7)

Net income per common share - Basic	$1.89		$1.94		(2.6)
Net income per common share - Diluted	1.86		1.91		(2.6)

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.57%		1.66%
Return on average equity	14.28		16.66
Efficiency ratio**	47.33		45.21
Cost of funds	2.70		2.00
Net interest margin	4.05		4.11
Noninterest expense to average assets	1.99		1.93

SHARE INFORMATION
Market price per share	$29.57	$27.60	$23.59	7.1	25.3
Dividends paid (QTD)	0.13	0.13	0.12	-	8.3
Book value per common share	27.41	26.56	24.12	3.2	13.6
Average diluted shares outstanding (QTD)	10,149	10,276	10,203	(1.2)	(0.5)

CAPITAL RATIOS***
Total equity to total assets	10.52%	10.39%	9.56%	1.3	10.0
Leverage ratio	11.67	11.39	10.49	2.5	11.2
Common Equity Tier 1 Capital Ratio	13.31	12.90	11.74	3.2	13.4
Risk-based Tier 1 Capital Ratio	13.80	13.38	12.21	3.1	13.0
Risk-based Total Capital Ratio	15.05	14.63	13.45	2.9	11.9

CREDIT QUALITY AND RATIOS
Nonperforming assets	$15,193	$16,890	$16,466	(10.0)	(7.7)
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.04)%	(0.08)%	(0.18)%
Allowance for credit losses to total loans	1.20	1.20	1.20
Nonperforming loans to total loans	0.56	0.78	0.76
Nonperforming assets to total assets	0.58	0.66	0.65

** The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.

*** Represents Bancorp consolidated capital ratios.

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

				June 30, 2024 vs.
				December 31, 2023	June 30, 2023
(In thousands, except percentages)	June 30, 2024	December 31, 2023	June 30, 2023%		%

ASSETS
Cash and due from banks	$31,180	$20,668	$22,552	50.9%	38.3%
Interest-bearing deposits	166,238	174,108	128,682	(4.5)	29.2
Cash and cash equivalents	197,418	194,776	151,234	1.4	30.5
Securities:
Debt securities available for sale, at market value	99,081	91,765	92,966	8.0	6.6
Debt securities held to maturity, at book value	36,157	36,122	35,890	0.1	0.7
Equity securities, at market value	9,949	7,802	8,205	27.5	21.3
Total securities	145,187	135,689	137,061	7.0	5.9
Loans:
SBA loans held for sale	15,159	18,242	20,074	(16.9)	(24.5)
SBA loans held for investment	38,017	38,584	39,878	(1.5)	(4.7)
SBA PPP loans	1,734	2,318	2,555	(25.2)	(32.1)
Commercial loans	1,318,208	1,277,460	1,256,032	3.2	5.0
Residential mortgage loans	624,949	631,506	633,414	(1.0)	(1.3)
Consumer loans	69,280	72,676	75,990	(4.7)	(8.8)
Residential construction loans	103,188	131,277	139,424	(21.4)	(26.0)
Total loans	2,170,535	2,172,063	2,167,367	(0.1)	0.1
Allowance for credit losses	(26,107)	(25,854)	(25,988)	1.0	0.5
Net loans	2,144,428	2,146,209	2,141,379	(0.1)	0.1
Premises and equipment, net	19,073	19,567	19,923	(2.5)	(4.3)
Bank owned life insurance ("BOLI")	25,483	25,230	26,940	1.0	(5.4)
Deferred tax assets	13,294	12,552	12,891	5.9	3.1
Federal Home Loan Bank ("FHLB") stock	14,957	18,435	21,430	(18.9)	(30.2)
Accrued interest receivable	13,257	13,582	14,858	(2.4)	(10.8)
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	23,094	10,951	25,069	110.9	(7.9)
Total assets	$2,597,707	$2,578,507	$2,552,301	0.7%	1.8%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$422,001	$419,636	$439,220	0.6%	(3.9)%
Interest-bearing demand	301,480	312,208	299,290	(3.4)	0.7
Savings	505,586	497,491	503,122	1.6	0.5
Brokered deposits	221,990	268,408	236,457	(17.3)	(6.1)
Time deposits	559,774	426,397	371,439	31.3	50.7
Total deposits	2,010,831	1,924,140	1,849,528	4.5	8.7
Borrowed funds	274,798	356,438	423,000	(22.9)	(35.0)
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	1,657	1,924	715	(13.9)	131.7
Accrued expenses and other liabilities	26,716	24,265	24,675	10.1	8.3
Total liabilities	2,324,312	2,317,077	2,308,228	0.3	0.7
Shareholders' equity:
Common stock	102,226	100,426	98,910	1.8	3.4
Retained earnings	207,534	191,108	173,823	8.6	19.4
Treasury stock, at cost	(33,285)	(27,367)	(25,037)	21.6	32.9
Accumulated other comprehensive loss	(3,080)	(2,737)	(3,623)	12.5	(15.0)
Total shareholders' equity	273,395	261,430	244,073	4.6	12.0
Total liabilities and shareholders' equity	$2,597,707	$2,578,507	$2,552,301	0.7%	1.8%

Shares issued	11,555	11,424	11,387
Shares outstanding	9,975	10,063	10,119
Treasury shares	1,580	1,361	1,268

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

				June 30, 2024 vs.
	For the three months ended			March 31, 2024		June 30, 2023
(In thousands, except percentages and per share amounts)	June 30, 2024	March 31, 2024	June 30, 2023	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$435	$420	$441	$15	3.6%	$(6)	(1.4)%
FHLB stock	180	280	343	(100)	(35.7)	(163)	(47.5)
Securities:
Taxable	1,749	1,849	1,798	(100)	(5.4)	(49)	(2.7)
Tax-exempt	17	18	19	(1)	(5.6)	(2)	(10.5)
Total securities	1,766	1,867	1,817	(101)	(5.4)	(51)	(2.8)
Loans:
SBA loans	1,276	1,333	1,403	(57)	(4.3)	(127)	(9.1)
SBA PPP loans	11	8	27	3	37.5	(16)	(59.3)
Commercial loans	21,160	20,830	18,621	330	1.6	2,539	13.6
Residential mortgage loans	9,316	9,219	8,532	97	1.1	784	9.2
Consumer loans	1,390	1,402	1,471	(12)	(0.9)	(81)	(5.5)
Residential construction loans	2,453	2,578	2,737	(125)	(4.8)	(284)	(10.4)
Total loans	35,606	35,370	32,791	236	0.7	2,815	8.6
Total interest income	37,987	37,937	35,392	50	0.1	2,595	7.3
INTEREST EXPENSE
Interest-bearing demand deposits	2,010	1,710	1,331	300	17.5	679	51.0
Savings deposits	3,349	3,144	1,993	205	6.5	1,356	68.0
Brokered deposits	2,181	2,295	1,857	(114)	(5.0)	324	17.4
Time deposits	5,832	4,699	2,564	1,133	24.1	3,268	127.5
Borrowed funds and subordinated debentures	1,191	2,248	4,125	(1,057)	(47.0)	(2,934)	(71.1)
Total interest expense	14,563	14,096	11,870	467	3.3	2,693	22.7
Net interest income	23,424	23,841	23,522	(417)	(1.7)	(98)	(0.4)
Provision for credit losses, loans	266	641	777	(375)	(58.5)	(511)	(65.8)
Provision for credit losses, off-balance sheet	13	2	(84)	11	550.0	97	115.5
Provision for credit losses, AFS securities	646	-	-	646	*NM	646	*NM
Net interest income after provision for credit losses	22,499	23,198	22,829	(699)	(3.0)	(330)	(1.4)
NONINTEREST INCOME
Branch fee income	266	243	228	23	9.5	38	16.7
Service and loan fee income	467	457	491	10	2.2	(24)	(4.9)
Gain on sale of SBA loans held for sale, net	305	238	586	67	28.2	(281)	(48.0)
Gain on sale of mortgage loans, net	266	320	463	(54)	(16.9)	(197)	(42.5)
BOLI income	189	65	84	124	190.8	105	125.0
Net securities gains (losses)	20	54	(164)	(34)	(63.0)	184	112.2
Other income	520	341	427	179	52.5	93	21.8
Total noninterest income	2,033	1,718	2,115	315	18.3	(82)	(3.9)
NONINTEREST EXPENSE
Compensation and benefits	7,121	7,357	7,271	(236)	(3.2)	(150)	(2.1)
Processing and communications	840	906	663	(66)	(7.3)	177	26.7
Occupancy	815	798	779	17	2.1	36	4.6
Furniture and equipment	819	684	690	135	19.7	129	18.7
Professional services	405	436	296	(31)	(7.1)	109	36.8
Advertising	397	400	443	(3)	(0.8)	(46)	(10.4)
Loan related expenses	351	384	130	(33)	(8.6)	221	170.0
Deposit insurance	321	339	617	(18)	(5.3)	(296)	(48.0)
Director fees	231	247	203	(16)	(6.5)	28	13.8
Other expenses	680	581	743	99	17.0	(63)	(8.5)
Total noninterest expense	11,980	12,132	11,835	(152)	(1.3)	145	1.2
Income before provision for income taxes	12,552	12,784	13,109	(232)	(1.8)	(557)	(4.2)
Provision for income taxes	3,098	3,198	3,409	(100)	(3.1)	(311)	(9.1)
Net income	$9,454	$9,586	$9,700	$(132)	(1.4)%	$(246)	(2.5)%

Effective tax rate	24.7%	25.0%	26.0%

Net income per common share - Basic	$0.94	$0.95	$0.96
Net income per common share - Diluted	0.93	0.93	0.95

Weighted average common shares outstanding - Basic	10,016	10,127	10,103
Weighted average common shares outstanding - Diluted	10,149	10,276	10,203
*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2024	2023	$	%
INTEREST INCOME
Interest-bearing deposits	$855	$775	$80	10.3%
FHLB stock	460	674	(214)	(31.8)
Securities:
Taxable	3,598	3,537	61	1.7
Tax-exempt	35	38	(3)	(7.9)
Total securities	3,633	3,575	58	1.6
Loans:
SBA loans	2,609	2,807	(198)	(7.1)
SBA PPP loans	19	104	(85)	(81.7)
Commercial loans	41,990	36,022	5,968	16.6
Residential mortgage loans	18,535	16,641	1,894	11.4
Consumer loans	2,792	2,825	(33)	(1.2)
Residential construction loans	5,031	5,323	(292)	(5.5)
Total loans	70,976	63,722	7,254	11.4
Total interest income	75,924	68,746	7,178	10.4
INTEREST EXPENSE
Interest-bearing demand deposits	3,720	2,296	1,424	62.0
Savings deposits	6,493	3,548	2,945	83.0
Brokered deposits	4,476	3,419	1,057	30.9
Time deposits	10,531	4,126	6,405	155.2
Borrowed funds and subordinated debentures	3,439	7,924	(4,485)	(56.6)
Total interest expense	28,659	21,313	7,346	34.5
Net interest income	47,265	47,433	(168)	(0.4)
Provision for credit losses, loans	907	885	22	2.5
Provision for credit losses, off-balance sheet	15	(84)	99	*NM
Provision for credit losses, AFS securities	646	-	646	*NM
Net interest income after provision for credit losses	45,697	46,632	(935)	(2.0)
NONINTEREST INCOME
Branch fee income	509	463	46	9.9
Service and loan fee income	924	993	(69)	(6.9)
Gain on sale of SBA loans held for sale, net	543	896	(353)	(39.4)
Gain on sale of mortgage loans, net	586	707	(121)	(17.1)
BOLI income	254	164	90	54.9
Other income	861	796	65	8.2
Total noninterest income	3,751	3,532	219	6.2
NONINTEREST EXPENSE
Compensation and benefits	14,478	14,361	117	0.8
Processing and communications	1,746	1,467	279	19.0
Occupancy	1,613	1,549	64	4.1
Furniture and equipment	1,503	1,379	124	9.0
Professional services	841	723	118	16.3
Advertising	797	703	94	13.4
Loan related expenses	735	305	430	141.0
Deposit insurance	660	965	(305)	(31.6)
Director fees	478	420	58	13.8
Other expenses	1,261	1,391	(130)	(9.3)
Total noninterest expense	24,112	23,263	849	3.6
Income before provision for income taxes	25,336	26,901	(1,565)	(5.8)
Provision for income taxes	6,296	6,914	(618)	(8.9)
Net income	$19,040	$19,987	$(947)	(4.7)%

Effective tax rate	24.9%	25.7%

Net income per common share - Basic	$1.89	$1.94
Net income per common share - Diluted	1.86	1.91

Weighted average common shares outstanding - Basic	10,072	10,319
Weighted average common shares outstanding - Diluted	10,212	10,444
*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2024			June 30, 2023
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$32,237	$435	5.43%	$34,808	$441	5.09%
FHLB stock	7,951	180	9.12	17,252	343	7.97
Securities:
Taxable	140,501	1,749	4.98	135,943	1,798	5.29
Tax-exempt	1,571	18	4.55	1,766	20	4.59
Total securities (A)	142,072	1,767	4.97	137,709	1,818	5.28
Loans:
SBA loans	55,922	1,276	9.13	61,744	1,403	9.09
SBA PPP loans	1,782	11	2.49	2,561	27	4.20
Commercial loans	1,300,754	21,160	6.44	1,225,761	18,621	6.01
Residential mortgage loans	625,086	9,316	5.96	622,283	8,532	5.48
Consumer loans	69,943	1,390	7.86	76,741	1,471	7.59
Residential construction loans	112,272	2,453	8.64	158,165	2,737	6.85
Total loans (B)	2,165,759	35,606	6.50	2,147,255	32,791	6.04
Total interest-earning assets	$2,348,019	$37,988	6.51%	$2,337,024	$35,393	6.07%

Noninterest-earning assets:
Cash and due from banks	23,547			21,967
Allowance for credit losses	(26,202)			(26,270)
Other assets	90,971			103,234
Total noninterest-earning assets	88,316			98,931
Total assets	$2,436,335			$2,435,955

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$337,629	$2,010	2.39%	$310,717	$1,331	1.74%
Savings deposits	504,685	3,349	2.67	503,979	1,993	1.60
Brokered deposits	228,276	2,181	3.84	229,872	1,857	3.28
Time deposits	535,444	5,832	4.38	344,883	2,564	3.02
Total interest-bearing deposits	1,606,034	13,372	3.35	1,389,451	7,745	2.24
Borrowed funds and subordinated debentures	129,763	1,191	3.63	339,599	4,125	4.81
Total interest-bearing liabilities	$1,735,797	$14,563	3.37%	$1,729,050	$11,870	2.75%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	401,146			440,289
Other liabilities	29,139			26,275
Total noninterest-bearing liabilities	430,285			466,564
Total shareholders' equity	270,253			240,341
Total liabilities and shareholders' equity	$2,436,335			$2,435,955

Net interest spread		$23,425	3.13%		$23,523	3.32%
Tax-equivalent basis adjustment		(1)			(1)
Net interest income		$23,424			$23,522
Net interest margin			4.01%			4.04%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2024			March 31, 2024
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$32,237	$435	5.43%	$30,685	$420	5.50%
FHLB stock	7,951	180	9.12	11,000	280	10.23
Securities:
Taxable	140,501	1,749	4.98	134,874	1,849	5.48
Tax-exempt	1,571	18	4.55	1,658	18	4.47
Total securities (A)	142,072	1,767	4.97	136,532	1,867	5.47
Loans:
SBA loans	55,922	1,276	9.13	58,120	1,333	9.17
SBA PPP loans	1,782	11	2.49	2,215	8	1.38
Commercial loans	1,300,754	21,160	6.44	1,281,600	20,830	6.43
Residential mortgage loans	625,086	9,316	5.96	625,451	9,219	5.90
Consumer loans	69,943	1,390	7.86	70,250	1,402	7.90
Residential construction loans	112,272	2,453	8.64	129,720	2,578	7.86
Total loans (B)	2,165,759	35,606	6.50	2,167,356	35,370	6.46
Total interest-earning assets	$2,348,019	$37,988	6.51%	$2,345,573	$37,937	6.51%

Noninterest-earning assets:
Cash and due from banks	23,547			23,220
Allowance for credit losses	(26,202)			(26,059)
Other assets	90,971			94,001
Total noninterest-earning assets	88,316			91,162
Total assets	$2,436,335			$2,436,735

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$337,629	$2,010	2.39%	$324,829	$1,710	2.12%
Savings deposits	504,685	3,349	2.67	503,071	3,144	2.51
Brokered deposits	228,276	2,181	3.84	243,592	2,295	3.79
Time deposits	535,444	5,832	4.38	465,166	4,699	4.06
Total interest-bearing deposits	1,606,034	13,372	3.35	1,536,658	11,848	3.10
Borrowed funds and subordinated debentures	129,763	1,191	3.63	201,335	2,248	4.41
Total interest-bearing liabilities	$1,735,797	$14,563	3.37%	$1,737,993	$14,096	3.26%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	401,146			403,847
Other liabilities	29,139			28,747
Total noninterest-bearing liabilities	430,285			432,594
Total shareholders' equity	270,253			266,148
Total liabilities and shareholders' equity	$2,436,335			$2,436,735

Net interest spread		$23,425	3.13%		$23,841	3.25%
Tax-equivalent basis adjustment		(1)			-
Net interest income		$23,424			$23,841
Net interest margin			4.01%			4.09%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YTD NET INTEREST MARGIN

	For the six months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2024			June 30, 2023
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$31,461	$855	5.46%	$33,798	$775	4.62%
FHLB stock	9,476	460	9.76	17,016	674	7.98
Securities:
Taxable	137,688	3,598	5.23	137,154	3,537	5.16
Tax-exempt	1,615	36	4.51	1,760	40	4.54
Total securities (A)	139,303	3,634	5.22	138,914	3,577	5.15
Loans:
SBA loans	57,021	2,609	9.15	64,171	2,807	8.75
SBA PPP loans	1,999	19	1.87	3,397	104	6.12
Commercial loans	1,291,176	41,990	6.43	1,212,741	36,022	5.91
Residential mortgage loans	625,269	18,535	5.93	618,630	16,641	5.38
Consumer loans	70,096	2,792	7.88	76,930	2,825	7.30
Residential construction loans	120,996	5,031	8.22	160,978	5,323	6.58
Total loans (B)	2,166,557	70,976	6.48	2,136,847	63,722	5.93
Total interest-earning assets	$2,346,797	$75,925	6.51%	$2,326,575	$68,748	5.96%

Noninterest-earning assets:
Cash and due from banks	23,383			22,350
Allowance for credit losses	(26,130)			(26,025)
Other assets	92,486			107,147
Total noninterest-earning assets	89,739			103,472
Total assets	$2,436,536			$2,430,047

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$331,229	$3,720	2.26%	$298,511	$2,296	3.09%
Total savings deposits	503,878	6,493	2.59	519,922	3,548	2.74
	235,934	4,476	3.82	233,270	3,419	5.88
Total time deposits	500,305	10,531	4.23	315,780	4,126	5.24
Total interest-bearing deposits	1,571,346	25,220	3.23	1,367,483	13,389	1.97
Borrowed funds and subordinated debentures	165,550	3,439	4.11	340,991	7,924	4.62
Total interest-bearing liabilities	$1,736,896	$28,659	3.32%	$1,708,474	$21,313	2.52%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	402,497			454,270
Other liabilities	28,943			25,413
Total noninterest-bearing liabilities	431,440			479,683
Total shareholders' equity	268,200			241,890
Total liabilities and shareholders' equity	$2,436,536			$2,430,047

Net interest spread		$47,266	3.19%		$47,435	3.44%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$47,265			$47,433
Net interest margin			4.05%			4.11%

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR CREDIT LOSSES AND ASSET QUALITY SCHEDULES

Amounts in thousands, except percentages	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	March 31, 2023
ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$26,080	$25,854	$25,918	$25,988	$26,201
Impact of the adoption of ASU 2016-13 ("CECL")	-	-	-	-	-
Provision for credit losses on loans charged to expense	266	641	413	534	777
	26,346	26,495	26,331	26,522	26,978
Less: Chargeoffs
SBA loans	-	-	-	100	-
Commercial loans	138	98	252	500	-
Residential mortgage loans	-	-	-	-	-
Consumer loans	130	70	274	52	225
Residential construction loans	-	277	100	-	900
Total chargeoffs	268	445	626	652	1,125
Add: Recoveries
SBA loans	6	8	-	1	15
Commercial loans	12	12	23	10	96
Residential mortgage loans	-	-	4	-	-
Consumer loans	11	10	11	37	24
Residential construction loans	-	-	111	-	-
Total recoveries	29	30	149	48	135
Net (chargeoffs)/recoveries	(239)	(415)	(477)	(604)	(990)
Balance, end of period	$26,107	$26,080	$25,854	$25,918	$25,988

ASSET QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$3,813	$3,542	$3,444	$3,445	$3,591
Commercial loans	2,321	2,415	1,948	750	835
Residential mortgage loans	5,336	7,440	11,272	10,530	8,607
Consumer loans	105	366	381	130	-
Residential construction loans	547	3,127	2,141	3,201	3,182
Total nonperforming loans	12,122	16,890	19,186	18,056	16,215
Debt securities available for sale	3,071	-	-	-	-
OREO	-	-	-	251	251
Nonperforming assets	15,193	16,890	19,186	18,307	16,466

Loans 90 days past due & still accruing	$373	$138	$946	$265	$-

Nonperforming loans to total loans	0.56%	0.78%	0.88%	0.84	0.76
Nonperforming assets to total assets	0.58	0.66	0.74	0.71	0.65

Allowance for credit losses to:
Total loans at quarter end	1.20%	1.20%	1.19%	1.19%	1.20
Total nonperforming loans	215.37	154.41	134.75	143.54	160.27

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

(In thousands, except %'s, employee, office and per share amounts)	June 30, 2024	December 31, 2023	December 31, 2023	September 30, 2023	June 30, 2023
SUMMARY OF INCOME:
Total interest income	$37,987	$37,937	$37,758	$36,990	$35,392
Total interest expense	14,563	14,096	13,727	13,457	11,870
Net interest income	23,424	23,841	24,031	23,533	23,522
Provision for credit losses	925	643	1,811	556	693
Net interest income after provision for credit losses	22,499	23,198	22,220	22,977	22,829
Total noninterest income	2,033	1,718	2,568	2,043	2,115
Total noninterest expense	11,980	12,132	11,740	11,973	11,835
Income before provision for income taxes	12,552	12,784	13,048	13,047	13,109
Provision for income taxes	3,098	3,198	3,278	3,097	3,409
Net income	$9,454	$9,586	$9,770	$9,950	$9,700

Net income per common share - Basic	$0.94	$0.95	$0.97	$0.98	$0.96
Net income per common share - Diluted	0.93	0.93	0.96	0.97	0.95

COMMON SHARE DATA:
Market price per share	$29.57	$27.60	$29.59	$23.43	$23.59
Dividends paid	0.13	0.13	0.12	0.12	0.12
Book value per common share	27.41	26.56	25.98	24.95	24.12

Weighted average common shares outstanding - Basic	10,016	10,127	10,066	10,128	10,103
Weighted average common shares outstanding - Diluted	10,149	10,276	10,209	10,258	10,203
Issued common shares	11,555	11,555	11,424	11,411	11,387
Outstanding common shares	9,975	10,044	10,063	10,115	10,119
Treasury shares	1,580	1,511	1,361	1,296	1,268

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.56%	1.58%	1.59%	1.61%	1.60%
Return on average equity	14.07	14.49	15.12	15.84	16.19
Efficiency ratio**	47.10	47.57	43.06	46.59	45.54

BALANCE SHEET DATA:
Total assets	$2,597,707	$2,568,088	$2,578,507	$2,563,006	$2,552,301
Total securities	145,187	138,702	135,689	136,091	137,061
Total loans	2,170,535	2,174,457	2,172,063	2,173,190	2,167,367
Allowance for credit losses	26,107	26,080	25,854	25,918	25,988
Total deposits	2,010,831	1,961,270	1,924,140	1,884,910	1,849,528
Total shareholders' equity	273,395	266,761	261,430	252,384	244,073

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.51%	6.51%	6.38%	6.22%	6.07%
Interest-bearing liabilities	3.37	3.26	3.14	3.05	2.75
Net interest spread	3.13	3.25	3.24	3.17	3.32
Net interest margin	4.01	4.09	4.06	3.96	4.04

CREDIT QUALITY:
Nonperforming assets	$15,193	$16,890	$19,186	$18,307	$16,466
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.04)%	(0.08)%	(0.09)%	(0.11)%	(0.18)%
Allowance for credit losses to total loans	1.20	1.20	1.19	1.19	1.20
Nonperforming loans to total loans	0.56	0.78	0.88	0.84	0.76
Nonperforming assets to total assets	0.58	0.66	0.74	0.71	0.65

CAPITAL RATIOS*** AND OTHER:
Total equity to total assets	10.52%	10.39%	10.14%	9.85%	9.56%
Leverage ratio	11.67	11.39	11.14	10.76	10.49
Common Equity Tier 1 Capital Ratio	13.31	12.90	12.70	12.16	11.74
Risk-based Tier 1 Capital Ratio	13.80	13.38	13.18	12.64	12.21
Risk-based Total Capital Ratio	15.05	14.63	14.43	13.88	13.45

Number of banking offices	21	21	21	21	20
Employee Full-Time Equivalent	217	217	232	232	230

** The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.

'*** Represents Bancorp consolidated capital ratios.

Unity Bancorp, Inc

Loan Portfolio Composition

In thousands, except percentages	June 30, 2024%		December 31, 2023%
SBA Loans:
SBA loans held for sale	$15,159	0.6%	$18,242	0.8%
SBA loans held for investment	38,017	1.8%	38,584	1.8%
SBA PPP	1,734	0.1%	2,318	0.1%
Total SBA Loans	54,910	2.5%	59,144	2.7%
Commercial Loans
Commercial construction	125,749	5.8%	129,159	6.0%
SBA 504	39,195	1.8%	33,669	1.7%
Commercial & Industrial	147,172	6.8%	128,402	5.9%
Commercial Mortgage - Owner Occupied	527,498	24.3%	502,397	23.1%
Commercial Mortgage - Nonowner Occupied	411,455	19.0%	424,490	19.5%
Other	67,139	3.0%	59,343	2.7%
Total Commercial Loans	1,318,208	60.7%	1,277,460	58.9%

Residential Mortgage loans	624,949	28.8%	631,506	29.1%
Consumer Loans
Home equity	65,065	3.0%	67,037	3.0%
Consumer other	4,215	0.2%	5,639	0.3%
Total Consumer Loans	69,280	3.2%	72,676	3.3%

Residential Construction	103,188	4.8%	131,277	6.0%

Total Gross Loans	$2,170,535	100.0%	$2,172,063	100.0%